Exhibit 99.1

PRESS RELEASE

JetBlue Issues Statement on Its Northeast Alliance with American Airlines

NEW YORK, July 5, 2023 – JetBlue (NASDAQ: JBLU) today issued the following statement regarding its Northeast Alliance (NEA) with American Airlines:

JetBlue’s unique model has successfully disrupted the industry for well over 20 years, and we decided to enter into the NEA as a creative solution to bring more of the JetBlue Effect to customers in New York and Boston, where our growth has been challenged by constraints outside of our control. By all measures, it succeeded. As a direct result of the NEA, customers benefitted from more of JetBlue’s low-fare, high-quality service than ever. We’ve increased capacity, added new routes and destinations, brought down fares, provided JetBlue-American flight connections that are a real alternative to Delta and United, and expanded the value of our loyalty program benefits to customers.

For these reasons, we strongly disagree with the court’s ruling against the NEA and stand behind the procompetitive impact of the alliance.

Despite our deep conviction in the procompetitive benefits of the NEA, after much consideration, JetBlue has made the difficult decision not to appeal the court’s determination that the NEA cannot continue as currently crafted, and has instead initiated the termination of the NEA, beginning a wind down process that will take place over the coming months. We will now turn even more focus to our proposed combination with Spirit, which is the best and most effective opportunity to truly transform the competitive landscape in the U.S. and bring the JetBlue Effect to more routes and markets across the country.

As it relates to the Spirit combination, terminating the NEA renders the U.S. Department of Justice’s (DOJ) concerns about our partnership with a legacy carrier entirely moot. With that, the DOJ should reconsider and support our plan to bring a national low-fare competitor to the Big Four; the flying public deserves better than the status quo. The DOJ itself has acknowledged the benefits of JetBlue’s disruptive impact on the industry, and we are open to working with the DOJ to address any remaining concerns they have.

The NEA is a complex partnership with many thousands of customers who have already booked travel in the months ahead. For customers, it’s important to note that nothing will change immediately and they can feel confident in new and existing bookings for the coming months. In addition, customers can continue to earn/redeem points and receive reciprocal loyalty benefits. We will continue to work through the legal process to achieve a wind down plan that protects consumers, and look forward to presenting our view to the court in the coming weeks. The DOJ’s proposal is too onerous and overreaching, ignoring arguments the DOJ itself presented at trial about the benefits of similar aspects of other domestic carrier partnerships.

With strong momentum, a clear organic plan, and the procompetitive Spirit combination on the horizon, we are ready to be a force for good in the industry on a more national scale and look forward to advancing our planned combination with Spirit.

About JetBlue

JetBlue is New York's Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando and San Juan. JetBlue, known for its low fares and great service, carries customers to more than 100 destinations throughout the United States, Latin America, Caribbean, Canada, the United Kingdom and France. For more information and the best fares, visit jetblue.com.

PRESS RELEASE

Forward Looking Statements

This document (or otherwise made by JetBlue or on JetBlue’s behalf) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic and government-imposed measures to control its spread; risk associated with execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of lawsuits filed against us related to our Northeast Alliance (the “NEA”) with American Airlines Group Inc. (“American”), including the decision by the U.S. District Court for the District of Massachusetts in the lawsuit brought by the U.S. Department of Justice and certain Attorneys General; our subsequent termination of the NEA and related agreements with American and the related impact of any requirements imposed on us to wind down the NEA and such related agreements; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit’s operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of Spirit following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforce, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity incidents; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with our reputation and brand; our significant fixed obligations; our substantial indebtedness; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs; risks associated with seeking short-term additional financing liquidity; failure to realize the value of intangible or long-lived assets; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with future environmental regulations; the impacts of federal budget constraints or federally imposed furloughs; climate change; changes in government regulations in our industry; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; and risks associated with the implementation of 5G wireless technology near airports that we operate in. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the Merger with Spirit.

Contacts

JetBlue Corporate Communications

Tel: +1.718.709.3089

corpcomm@jetblue.com

JetBlue Investor Relations

Tel: +1 718 709 2202

ir@jetblue.com

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